                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                TALX CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
        5)     Total fee paid:

               -----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)     Amount Previously Paid:

               -----------------------------------------------------------------
        2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
        3)     Filing Party:

               -----------------------------------------------------------------
        4)     Date Filed:

               -----------------------------------------------------------------

                                     [LOGO]



                         NOTICE OF THE ANNUAL MEETING OF
                               THE SHAREHOLDERS OF
                                TALX CORPORATION

                                                             St. Louis, Missouri
                                                                  August 2, 2001


TO THE SHAREHOLDERS OF
TALX CORPORATION


         The Annual Meeting of the Shareholders of TALX Corporation will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on September 6, 2001. The meeting will begin at 2:00 p.m., St. Louis time. Only holders of record, of the Company's Common Stock at the close of business on July 6, 2001, will be entitled to vote, for the following purposes:

                  1.       To elect one director;

                  2. To ratify the appointment of KPMG LLP as the independent auditor of the Company for the 2002 fiscal year; and

                  3. To transact such other and further business, if any, as may properly be brought the meeting or any adjournment or postponement thereof.

                                   TALX CORPORATION

                                   /s/  William W. Canfield

                                   By:  William W. Canfield
                                        Chairman of the Board, President
                                        and Chief Executive Officer

/s/ Craig N. Cohen
Craig N. Cohen
Secretary


         EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE, AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     [LOGO]



                                TALX CORPORATION
                  1850 BORMAN COURT, ST. LOUIS, MISSOURI 63146


                                 PROXY STATEMENT

                                     FOR THE
                       ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD SEPTEMBER 6, 2001

                                   ----------

                  This proxy statement is furnished to the holders of Common Stock of TALX Corporation (the "Company" or "TALX") in connection with the solicitation of proxies for use in connection with the Annual Meeting of the Shareholders to be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on September 6, 2001 at 2:00 p.m. St. Louis time, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. Such holders are hereinafter referred to as the "Shareholders." The Company is first mailing this proxy statement and the enclosed form of proxy to Shareholders on or about August 2, 2001.

                  Whether or not you expect to be present in person at the meeting, you are requested to complete, sign, date, and return the enclosed form of proxy. The shares represented thereby will be voted in accordance with your instructions. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock may be voted only when represented by a properly executed proxy.

                  Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                  The close of business on July 6, 2001 has been fixed as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting of the Shareholders. As of the record date, 9,818,263 shares of Common Stock were outstanding and entitled to be voted at such meeting, with 125 holders of record. Shareholders will be entitled to cast one vote on all matters for each share of Common Stock held of record on the record date.

                  A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2001 accompanies this proxy statement.

                  The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone, fax or other means, or personal interview, by directors, officers or regular employees of the Company.

COMMON STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS

                  The following table sets forth information regarding the amount of the outstanding Common Stock as of July 6, 2001 beneficially owned by each director and nominee, the Chief Executive Officer and the two other most highly compensated executive officers of the Company in fiscal year 2001 (each a "Named Executive") and all of the directors and executive officers of the Company as a group:

                                                                 NUMBER OF SHARES          PERCENT OF COMMON
NAME OF BENEFICIAL OWNER                                        BENEFICIALLY OWNED        STOCK OUTSTANDING(1)
------------------------                                        ------------------        --------------------
William W. Canfield                                                 987,139   (2)                   9.9%
Craig N. Cohen                                                       44,710   (3)                     *
Richard F. Ford                                                      28,050   (4)                     *
Craig E. LaBarge                                                     12,375   (5)                     *
Michael E. Smith                                                     49,130   (6)                     *
Eugene M. Toombs                                                     35,697   (7)                     *
M. Steve Yoakum                                                      10,728   (8)                     *
All directors and executive officers as a group                   1,167,829   (9)                  11.6%
(7 persons)

* Represents beneficial ownership of less than one percent.

(1) Percentages are determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Includes 14,850 shares owned by Mr. Canfield's spouse and 161,700 shares that Mr. Canfield may acquire upon exercise of options within 60 days after July 6, 2001.

(3) Includes 22,714 shares that Mr. Cohen may acquire upon exercise of options within 60 days after July 6, 2001.

(4) Includes 6,600 shares owned by Mr. Ford's spouse and 9,900 shares Mr. Ford may acquire upon exercise of options within 60 days after July 6, 2001.

(5) Includes 9,900 shares that Mr. LaBarge may acquire upon the exercise of options within 60 days after July 6, 2001.

(6) Includes 22,345 shares that Mr. Smith may acquire upon the exercise of options within 60 days after July 6, 2001.

(7) Includes 9,900 shares that Mr. Toombs may acquire upon the exercise of options within 60 days after July 6, 2001.

(8) Includes 9,900 shares that Mr. Yoakum may acquire upon the exercise of options within 60 days after July 6, 2001.

(9) Includes 250,131 shares that may be acquired upon exercise of options within 60 days after July 6, 2001.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The following table sets forth certain information with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of July 6, 2001:

                                                                AMOUNT AND NATURE OF          PERCENT
     NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP         OF CLASS(1)
     ------------------------------------                       --------------------         -----------
William W. Canfield(2)                                                 987,139                   9.9%

----------

(1) Percentages are determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Mr. Canfield's address is c/o TALX Corporation, 1850 Borman Court, St. Louis, MO 63146. Includes 14,850 shares owned by Mr. Canfield's spouse and 161,700 shares that Mr. Canfield may acquire upon exercise of options within 60 days after July 6, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, persons who beneficially own more than ten percent of a registered class of the Company's equity securities and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Directors, executive officers, greater than 10 percent beneficial shareholders and such other persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

                  Based solely on the Company's review of the copies of such forms it has received, or written representations from certain reporting persons that no Forms 5 were required for these persons, the Company believes that all its directors, executive officers, greater than ten percent beneficial owners and such other persons complied with all filing requirements applicable to them with respect to transactions during its fiscal year ended March 31, 2001, except for L. Keith Graves, our managing director of finance and controller, who filed three forms relating to 11 transactions late.

                            I. ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

                  The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. At the Annual Meeting, one director of the Company is to be elected for a term expiring at the Annual Meeting in 2004, or until his respective successor has been elected and has qualified. Certain information with respect to the nominee for election as a director proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Each nominee and director has served in his principal occupation for the last five fiscal years, unless otherwise indicated. Should the nominee be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person as the Board of Directors of the Company may recommend. There are no family relationships among any of the executive officers and directors.

          NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS                               SERVED AS
          ----------------------------------------------------------------                             DIRECTOR SINCE
                                                                                                       --------------

TO BE ELECTED FOR TERM ENDING IN 2004:

Craig E. LaBarge, 50                                                                                        1994
         Mr. LaBarge is Chief Executive Officer and President and a director of
         LaBarge, Inc., a publicly held company engaged in the contract engineering and manufacture of sophisticated electronic products. Mr.
         LaBarge has held the position of Chief Executive Officer and President since 1991. Mr. LaBarge is a director of Young Innovations, Inc. Mr.
         LaBarge holds a Bachelor of Science degree from St. Louis University.

TO CONTINUE IN OFFICE UNTIL 2003:

Eugene M. Toombs, 59                                                                                        1994
         Mr. Toombs is Chairman, President and Chief Executive Officer and a
         director of MiTek, Inc., which is a global provider of fastening devices, software and engineering services to the building components industry. Mr. Toombs has held the position of Chief Executive Officer since January 1, 1993. Mr. Toombs holds a Bachelor of Science Degree from Fairleigh Dickinson University and an Executive Education Degree
         from Harvard Business School.

M. Stephen Yoakum, 48                                                                                       1991
         Mr. Yoakum is the Executive Director of The Public School Retirement
         System of Missouri, a position held since June 1, 2001. From April 1997 through May 2001, he was the Chief Operating Officer and a director of
         Rockwood Capital Advisors, L.L.C., a fixed income investment management firm managing tax-exempt assets. From 1994 through March 1997, he was
         Executive Director of The Public School Retirement System of Missouri.
         Mr. Yoakum holds a Bachelor of Science degree in Public Administration from the University of Missouri - Columbia.

TO CONTINUE IN OFFICE UNTIL 2002:

William W. Canfield, 62                                                                                     1986
         Mr. Canfield has been President and Chief Executive Officer since 1987 and has been Chairman of the Board of Directors since 1988. Mr.
         Canfield holds a Bachelor of Science degree in Electrical Engineering from Purdue University and an MBA degree from Washington University.

Richard F. Ford, 65                                                                                         1987
         Mr. Ford is General Partner of Gateway Associates L.P., a venture capital management firm he formed in 1984. Mr. Ford is a director of
         CompuCom Systems, Inc., D&K Healthcare Resources, Inc. and Stifel
         Financial Corp. Mr. Ford holds a Bachelor of Arts degree in Economics from Princeton University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MR. CRAIG E. LABARGE AS A DIRECTOR.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

                  The Board of Directors met four times during fiscal 2001. Each incumbent director attended at least 75% of the meetings of the Board and committees on which he served during 2001.

                  The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating or similar committee. The Audit Committee, of which Messrs. Ford, LaBarge (Chairman) and Yoakum are members, met five times in the past fiscal year. This committee is responsible for recommending a public accounting firm to be retained for the coming year and reviews the work to be done by such firm and the adequacy of the Company's internal controls.

                  The Compensation Committee, of which Messrs. Canfield, Ford and Toombs (Chairman) are members, establishes and oversees the compensation policies of the Company and determines executive compensation. The committee held two meetings in the past fiscal year. See "Compensation Committee Report on Executive Compensation."

DIRECTOR COMPENSATION

                  The Company pays each director a $2,000 fee for each Board meeting attended, a $500 fee for each special Board meeting attended and a $250 fee for each Committee meeting attended, plus expenses. Officers of the Company do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its Committees.

                  Pursuant to the Company's Outside Directors' Stock Option Plan (the "Outside Directors' Plan"), adopted in July 1996 and amended in May 2001, each non-employee director receives on April 1 of each year an option to purchase 1,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the grant date. Options awarded to non-employee directors on or after April 1, 2002 will be exercisable with respect to 2,500 shares of common stock to give effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001. The options have a term of six years and become exercisable one year after date of grant, provided, that no option may be exercised at any time unless the participant is then an outside director and has been so continuously since the granting of the option (except as described below), and provided further that upon a Change in Control (as defined in the Outside Directors' Plan), the options will become immediately exercisable. Unexercised options will expire upon the termination of a participant's service as a director of the Company, unless such termination was by reason of death or disability or subsequent to a Change in Control, in which case the personal representative of the participant may exercise any or all of the participant's unexercised unexpired options (provided such exercise occurs within 12 months of the date of the participants' death or termination) or, in the case of a Change in Control, the participant may exercise any or all of the participant's unexercised unexpired options but not after the term of such options. A total of 132,000 shares of Common Stock have been authorized for issuance under the Outside Directors' Plan (after giving effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001) and 6,000 options were issued pursuant to the Plan on each of April 1, 1999, 2000 and 2001. On May 15, 2001, we additionally issued 1,000 options to each of our four non-employee directors, effective May 1, 2001, at exercise prices equal to the closing price of our common stock on May 1, 2001. A total of 45,600 options have been issued as of July 6, 2001, after giving effect to the stock dividend and stock split. Unless earlier terminated by the Board of Directors, the Plan will terminate on July 15, 2006.

EXECUTIVE OFFICERS

                 Name                         Age                                Position
                 ----                         ---                                --------

William W. Canfield.................          62        Chairman, President and Chief Executive Officer
Craig N. Cohen......................          43        Vice President - Application Services and Software,
                                                        Chief Financial Officer and Secretary
Michael E. Smith....................          58        Vice President - Business Development

                  William A. Canfield, Chairman, President and Chief Executive Officer. For more information about Mr. Canfield, please see the appropriate description above under the above caption "Nominees and Continuing Directors."

                  Craig N. Cohen, Vice-President - Application Services and Software, Chief Financial Officer and Secretary. Mr. Cohen has been Chief Financial Officer of the Company since 1994, Secretary since 1996 and Vice President - Application Services and Software since May 1999. Prior to that, Mr. Cohen spent twelve years with KPMG LLP in a variety of positions, most recently as a Senior Manager in the Audit Department. Mr. Cohen holds a Bachelor of Science degree in Accountancy and a Masters of Accountancy degree from the University of Missouri - Columbia.

                  Michael E. Smith, Vice President - Business Development. Mr. Smith has been Vice President - Business Development of the Company since 1994. His primary responsibility is managing the Company's relationships with its strategic marketing alliances. Previously, from 1989 to 1994, Mr. Smith had product responsibility for the Company's minicomputer-based interactive voice response system. Mr. Smith holds a Bachelor of Science degree in Mathematics from Southeast Missouri State University.

EXECUTIVE COMPENSATION

                  Compensation Summary. The following table sets forth certain summary information for the fiscal years ended March 31, 2001, 2000 and 1999 concerning the compensation paid and awarded to each of the Named Executives during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG TERM
                                                                    ANNUAL COMPENSATION               COMPENSATION
                                                          -----------------------------------------   ------------

                                                                                       OTHER ANNUAL    SECURITIES     ALL OTHER
                NAME AND                                                               COMPENSATION    UNDERLYING    COMPENSATION
           PRINCIPAL POSITION                    YEAR     SALARY($)     BONUS($)(1)        ($)(2)     OPTIONS(#)(3)      ($)(4)
           ------------------                    ----     ----------    -----------    ------------   -------------  ------------

William W. Canfield ........................     2001     $  287,500     $  108,750             --         33,000     $   38,202
Chairman, President and Chief Executive          2000        257,000        156,000             --         41,250         40,432
Officer                                          1999        234,038             --             --        165,000         32,151

Craig N. Cohen .............................     2001     $  158,750     $   40,000             --         16,500     $    3,624
Vice President - Application Services            2000        145,000         72,500             --         24,750          2,933
and Software, Chief Financial Officer            1999        109,419          1,200             --         33,000          2,212
and Secretary

Michael E. Smith ...........................     2001     $  120,000     $   25,200             --          6,600     $    4,151
Vice President                                   2000        113,000         28,476             --          6,600          2,434
                                                 1999        110,763         10,554             --         16,500          2,426

----------

(1) Includes bonuses earned in the reported year, which were paid in the following year. The payment of bonuses is at the discretion of the Compensation Committee of the Board of Directors.

(2) The Company has not included in the Summary Compensation Table the value of incidental personal perquisites furnished by the Company to the Named Executives, since such value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any of such Named Executives.

(3) All amounts have been adjusted to give effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001.

(4) Represents contributions made by the Company on behalf of the Named Executives under the Company's 401(k) Plan and $35,304 in 2001 for Mr. Canfield's premiums paid by the Company on his life insurance policies.

          Stock Option Awards. The following table presents certain information concerning stock options granted during fiscal 2001 to each of the Named Executives. All amounts have been adjusted to give effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001. The exercise price for all of the grants of stock options was the fair market value of the Common Stock on the dates of grant as determined by the Compensation Committee of the Board of Directors, except in the case of Mr. Canfield, for whom the exercise price was 110% of the fair market value, in accordance with the terms of the Option Plan for 10% shareholders.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS (1)
                              --------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE $
                                                                                            VALUE AT ASSUMED ANNUAL
                              NUMBER OF     % OF TOTAL                                        RATES OF STOCK PRICE
                                SHARES        OPTIONS                                           APPRECIATION FOR
                              UNDERLYING    GRANTED TO        EXERCISE                           OPTION TERM (2)
                               OPTIONS     EMPLOYEES IN        PRICE        EXPIRATION     -------------------------
        Name                   GRANTED      FISCAL YEAR        ($/SH)          DATE            5%             10%
        ----                  ----------   ------------      ----------     ----------     ----------     ----------

William W. Canfield               33,000           12.7%     $     9.92        5/10/10     $  157,431     $  444,627
Craig N. Cohen                    16,500            6.4%           9.02        5/10/10         93,598        237,197
Michael E. Smith                   6,600            2.5%           9.02        5/10/10         37,439         94,879

----------

(1) Represents incentive stock options granted pursuant to the Company's 1994 Stock Option Plan. For a description of certain terms of such stock options, see "-Benefit Plans-1994 Stock Option Plan" below.

(2) As required by the rules of the SEC, potential values are stated based on the prescribed assumptions that Common Stock will appreciate in value from the date of grant to the end of the option term at the indicated rates (compounded annually) and therefore are not intended to forecast possible future appreciation, if any, in the price of Common Stock.

                  The following table sets forth, for the Named Executives, the number of shares for which stock options were exercised in fiscal 2001, the realized value or spread (the difference between the exercise price and market value on the date of exercise) and the number and unrealized spread of the unexercised options held by each at fiscal year end. All amounts have been adjusted to give effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SHARES                    VALUE OF UNEXERCISED
                         NUMBER OF                        UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                           SHARES       VALUE           OPTIONS AT FISCAL YEAR END               AT FISCAL YEAR-END (2)
                        ACQUIRED ON    REALIZED   --------------------------------------  ---------------------------------------
NAME                      EXERCISE       $(1)     EXERCISABLE  UNEXERCISABLE    TOTAL     EXERCISABLE  UNEXERCISABLE     TOTAL
----                    -----------   ----------  -----------  -------------  ----------  -----------  -------------   ----------

William W. Canfield              --           --      161,700        77,550      239,250   $3,292,031    $1,623,204    $4,915,235
Craig N. Cohen               17,325   $  284,750       22,714        45,408       68,122      453,350       872,660     1,326,010
Michael E. Smith             23,571      145,433       26,117        13,365       39,482      548,464       251,749       800,213

----------

(1) Reflects the difference between the exercise price and the market price on the date of exercise.

(2) Reflects the difference between the exercise price and $24.69 per share, which was the closing price of the Common Stock on March 31, 2001.

BENEFIT PLANS

                  1994 Stock Option Plan. On August 31, 1994, the Company adopted a stock option plan, that succeeded an earlier plan, that was amended and restated in July 1996 and further amended in September 1998 and September 2000 (the "1994 Stock Option Plan"). Under the 1994 Stock Option Plan, the Board of Directors may from time to time grant options to purchase up to 2,772,000 shares (after giving effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001) of Common Stock to certain key employees, who will be designated by a committee selected to administer the Plan; 1,147,609 shares are available for future grants as of July 6, 2001. The purchase price of stock options will not be less than fair market value (110% of fair market value in the case of 10% shareholders), in the case of incentive stock options, or as determined by the committee in the case of non-qualified stock options. The purchase price may be paid in cash or, in the discretion of the committee, shares of Common Stock. Option terms will not be more than ten years (five years in the case of incentive stock options awarded to 10% shareholders). Options vest ratably over five years from the date of grant; provided, that except in the case of death, disability or termination of employment, no option may be exercised at any time unless the optionee is then an employee or an officer or director of the Company or a subsidiary and has been so continuously since the granting of the option. Notwithstanding the foregoing limitations, in the event of a Change in Control (as defined in the 1994 Stock Option Plan), options will become immediately exercisable and remain exercisable during the term thereof, notwithstanding a subsequent termination within twelve months of the date of the Change in Control. Unless earlier terminated by the Board, the 1994 Stock Option Plan will terminate on July 15, 2006.

                  1996 Employee Stock Purchase Plan. In July 1996, the Company established the 1996 Employee Stock Purchase Plan which was amended in September 1998 and September 2000 and amended and restated in May 2001 (the "1996 Employee Stock Purchase Plan" or "ESPP"), to provide employees of the Company with an opportunity to purchase Common Stock through payroll deductions through periodic offerings to be made during the period from January 1, 1997 to December 31, 2006. A total of 825,000 shares (after giving effect to a 10% stock dividend in October 2000 and a 3-for-2 stock split in January 2001) of Common Stock were reserved for issuance under the ESPP, and 286,959 shares of such shares have been issued under the ESPP as of July 6, 2001. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code.

                  The Company generally makes one or more periodic offerings, each offering to last three months, provided that a committee of the Board of Directors will have the power to change the duration without shareholder approval, to participating employees to purchase stock under the ESPP. Employees will participate in the ESPP through authorized payroll deductions, which must exceed $20.00 per month but may not exceed 15% of the compensation such employee receives during each offering period or $25,000 in value of stock per year. Amounts withheld from payroll are applied at the end of each offering period to purchase shares of Common Stock. If a participant ceases his or her payroll deductions, the committee that administers the ESPP may return any cash remaining in the participant's account to the participant or allow such cash to remain in such account to be applied to the purchase of shares at the end of the then current offering period. The purchase price of the Common Stock is equal to 85% of the lower of (i) the market price of Common Stock at the beginning of the applicable offering period or (ii) the market price of Common Stock at the end of each offering period. The committee that administers the ESPP may impose reasonable administrative fees on participants to defray the costs of administering the ESPP. Fees imposed may not exceed the actual administrative costs of the ESPP.

                  In addition, the Company has established a stock option plan for its outside directors. See "--Director Compensation" above.

EMPLOYMENT AGREEMENTS

                  In September 1996, the Company entered into employment agreements with William W. Canfield (36 months; $315,000 per year), Craig N. Cohen (12 months; $180,000 per year) and Michael E. Smith (12 months; $132,000 per year). The term of each agreement as well as each individual's current annual base salary is as noted in parenthesis next to each individual's name. Additionally, each employment agreement will automatically be extended annually for an additional one-year period unless prior written notice is delivered to the employee or the Company by the other 90 days prior to the anniversary date of such employment agreement. Such employees are also eligible for a performance bonus based on a formula recommended by a committee of the Board of Directors and approved by the Board of Directors. Each employment agreement contains confidentiality provisions that extend indefinitely after termination of employment as well as non-solicitation and non-competition provisions that extend for one year after termination of employment.

                  If the employment agreement is terminated by the Company without "cause" (as defined in the agreement, but including, without limitation, breach by the employee of the employment agreement) or by the employee for "good reason" (as defined in the agreement, but including, without limitation, breach of the employment agreement by the Company, the reduction of salary, benefits or other perquisites provided to employee under the agreement and failure by the Company to agree to an extension of such employee's employment agreement), the Company would be obligated to pay the employee his annual base salary plus a bonus (based on their estimated bonus for the year of termination) over the period (the "Continuation Period") which is equal to the original term of his agreement and which period commences on the date of early termination of such employee, and such amount shall be payable ratably over such Continuation Period, as well as to continue his employee benefits over such Continuation Period; however, if his employment agreement is terminated otherwise, the employee is only entitled to be paid through the date of his early termination.

                  Further, if within 12 months of a "Change of Control" of the Company the employee, under certain circumstances, is terminated or resigns, (a) in the case of Mr. Canfield, he will be entitled to (i) a lump-sum cash payment equal to $1 less than three times an amount equal to the average annual compensation received by Mr. Canfield from the Company reported on his Form W-2 for the five calendar years preceding the calendar year of the Change of Control and (ii) the continuation of certain health insurance benefits for a three-year period and (b) in the case of Mr. Smith and Mr. Cohen, each will be entitled to
(i) a lump-sum cash payment equal to 100% of their respective annual base salaries plus, (ii) a lump sum cash payment equal to their anticipated annual bonus (based on their estimated bonus for the year of termination), (iii) the continuation of certain health insurance and other employee benefits for a one-year period and (iv) payment for certain outplacement services. Additionally, the Company has agreed to make certain "gross-up" payments in the event any excise taxes are imposed pursuant to
Section 4999 of the Internal Revenue Code of 1986, as amended or replaced, related to the employment agreements.

                  The term "Change of Control" shall mean (i) a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date of the agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" shall also include, without limitation, (i) the purchase or other acquisition by any person or group of beneficial ownership of 25% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote in the election of directors, (ii) when individuals who, as of the date of the employment agreement, constitute the Board of Directors of the Company cease for any reason to constitute at least two-thirds of the Board of Directors, provided that generally persons who are approved by the incumbent Board will be deemed a member thereof, and (iii) approval by the shareholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company. The employment agreements contain an arbitration provision.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                  The Compensation Committee of the Board of Directors administers the Company's executive compensation program, which is comprised of two non-employee directors and one employee director. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

                  The Company's executive compensation program is intended to align executive compensation with the Company's business objectives and the executive's individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is guided by the following principles:
(i) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other high growth companies in the interactive communications industry for officers in comparable positions so that the Company can attract and retain qualified executives, and (ii) individual compensation should include components which reflect both the financial performance of the Company and the performance of the individual.

                  The compensation of the Company's executive officers consists of a combination of base salary, bonuses and equity-based compensation. In general, the Company's compensation program attempts to limit increases in salaries and favors bonuses based on operating profit and individual merit. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder value and further believes that executive officers can best increase shareholder value by managing the operating profit of the Company and by conceiving, developing and positioning the leading products and services in the Company's chosen markets.

                  Compensation payments in excess of $1 million to the Chief Executive Officer or the other most highly compensated executive officers are subject to a limitation of deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect compensation for these purposes to its Chief Executive Officer or any other executive officer in the foreseeable future to be in excess of $1 million.

BASE SALARY

                  The Compensation Committee sets the base salary for executives annually on a subjective basis, based upon a review of published salaries for comparable positions at similarly sized application service providers, historical compensation levels of the Company's executives and the individual performance of the executives in the preceding year. In fiscal 2001, the base salaries of the executive officers were increased at an average rate of 10%.

MERIT BONUS PROGRAM

                  Each year the Compensation Committee adopts management incentive plans for the executive officers, which reflect the Compensation Committee's belief that a portion of each executive officer's compensation should be tied to the achievement by the Company of its profit goals and by each executive officer of his individual objectives as determined by the Compensation Committee. Merit bonus goals based on the fiscal 2001 operating plan were approved by the Board of Directors at the beginning of the fiscal year. Quarterly, and at the end of the year, the Compensation Committee allocated merit bonuses to individual executives based on the executive's performance relative to his or her performance objectives, which consist of sales and earnings per share targets. Under the plans, executive officers were entitled to receive an average bonus of approximately 58% of base salary if the Company achieved its goals for fiscal 2001 and the individual executive met or exceeded his objectives. In fiscal 2001, the executive officers received an average bonus of 31% of base salary, based on the achievement of the targeted goals.

STOCK-BASED COMPENSATION

                  Awards of stock options under the Company's stock option plans are intended to closely tie the long-term interests of the Company's executives and its shareholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and determines the number of shares subject to each option. However, all grants of stock options are ultimately authorized by the Company's full Board of Directors. The Compensation Committee's determination of the size of option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company, without regard to his or her existing stock ownership. Options generally have a five-year vesting period to encourage key employees to continue in the employ of the Company. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives. Options for 66,000 shares were granted to executive officers in fiscal 2001, to reward the executive officers for their performance in fiscal 2000 and to establish appropriate incentives for these key executives.

CHIEF EXECUTIVE OFFICER COMPENSATION

                  The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. Although Mr. Canfield is a member of the Compensation Committee, he does not participate in deliberations concerning his own compensation or in setting his performance objectives or goals. Mr. Canfield's base salary for 2001 was increased by approximately 11.5% over his 2000 salary based upon the extent to which the Company achieved its goals in 2000 and the Compensation Committee's view of Mr. Canfield's role in that achievement. Mr. Canfield received a merit bonus of $108,750 and a 100,000 stock option award in fiscal 2001 in recognition of his performance in fiscal 2001, including the Company earnings performance, and to provide proper incentive for future performance.

                                     ******

                  The following directors, who were members of the Compensation Committee on March 31, 2001, provide the foregoing report:

                               William W. Canfield
                                 Richard F. Ford
                           Eugene M. Toombs, Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  Mr. Canfield is the Chairman, President and Chief Executive Officer of the Company. Although Mr. Canfield is a member of the Compensation Committee, he does not participate in deliberations concerning his own compensation or in setting his performance objectives or goals.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  Subsequent to the end of fiscal year 2001, the Company filed a registration statement with the Securities and Exchange Commission relating to the proposed public offering of 2,725,000 shares of its Common Stock, including 200,000 shares by William W. Canfield, our Chairman, President and Chief Executive Officer, and 25,000 shares by another selling shareholder. Pursuant to registration rights granted to Mr. Canfield, the Company will generally pay the expenses of the registration of his shares, other than underwriting discounts or commissions applicable to such shares. The Company also intends to grant an over-allotment option to the underwriters covering 378,750 shares, and Mr. Canfield intends to grant an over-allotment option to the underwriters covering 30,000 shares. The registration statement has not yet become effective, and the Company may not sell, nor may it accept offers to buy, the securities prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. When available, a written prospectus pertaining to the offering may be obtained from CIBC World Markets, One World Financial Center, 200 Liberty Street, New York, New York, 10281 or from Adams, Harkness & Hill, Inc., 60 State Street, Boston, Massachusetts 02109. The Company cannot assure you that such offering will be completed on favorable terms, if at all.

                             AUDIT COMMITTEE REPORT

                  We have reviewed and discussed the Company's audited financial statements for the year ended March 31, 2001 with management and have discussed with KPMG LLP, certified public accountants, the independent auditors and accountants for the Company, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements. We have been advised of the content of, and have received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with KPMG LLP its independence. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001 to be filed with the Securities and Exchange Commission.

                  Messrs. Ford, LaBarge (Chairman) and Yoakum comprised the audit committee. All are independent, as defined in Rule 4200(a)(14) of the NASD. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. The information in this Audit Committee report shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates these paragraphs by reference.

                  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."


                                 Richard F. Ford
                           Craig E. LaBarge, Chairman
                                M. Stephen Yoakum

                                PERFORMANCE GRAPH

                  The following graph sets forth a comparison for the period beginning October 17, 1996 (the date the Company's Common Stock began trading on the Nasdaq National Market) and ending March 31, 2001, of the cumulative total return on a $100.00 investment in the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return, assuming reinvestment of dividends, on an investment of $100.00 for the same period in companies on the Nasdaq Stock Market (U.S.) and on the Nasdaq Computer and Data Processing Index. The indices are included for comparative purposes only. They do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Company's Common Stock and are not intended to forecast or be indicative of future performance of the Common Stock.


                 COMPARISON OF 53 MONTH CUMULATIVE TOTAL RETURN*
          AMONG TALX CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER AND DATA PROCESSING INDEX

                                  [LINE CHART]

*   $100 INVESTED ON 10/17/96 IN STOCK OR INDEX-
    INCLUDING REINVESTMENT OF DIVIDENDS,
    FISCAL YEAR ENDING MARCH 31.

                                         10/17/96          3/97          3/98           3/99          3/00          3/01
                                         --------          ----          ----           ----          ----          ----
TALX Corporation                              100            78            49             66           192           413
NASDAQ Stock Market (U.S.)                    100            98           149            201           374           150
NASDAQ Computer & Data Processing             100            95           167            272           489           167

              II. RATIFICATION OF APPOINTMENT INDEPENDENT AUDITORS

                  KPMG LLP was the auditing firm for the fiscal year ended March 31, 2001, and the Company has selected this firm as auditors for the year ending March 31, 2002. KPMG LLP has advised the Company that no material relationship exists between KPMG LLP or any of its partners and the Company and that it is independent from the Company in all respects. The Audit Committee of the Board of Directors has considered the non-audit services provided to the Company by KPMG LLP and believes such are compatible with maintaining such firm's independence. A representative of KPMG LLP is expected to be present at the 2001 Annual Meeting to respond to appropriate questions and to make a statement if such representative so desires.

                  Audit Fees. The aggregate fees billed by KPMG LLP in connection with the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2001, and the review of quarterly financial statements included in the Company's Forms 10-Q, were $81,100.

                  Financial Information Systems Design and Implementation Fees. KPMG LLP did not provide, any financial information systems design and implementation services to us during the fiscal year ended March 31, 2001.

                  All Other Fees. The aggregate fees billed by KPMG LLP for professional services, other than services related to the audit of the annual financial statements or the review of the quarterly financial statements, rendered during the year ended March 31, 2001 were $51,555.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF SUCH APPOINTMENT.

                                   III. VOTING

                  The affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to vote which are present in person or represented by proxy at the 2001 Annual Meeting is required to elect a director, to ratify the appointment of independent auditors and to act on any other matters properly brought before the meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of the nominee for election as director, proxies which are marked "abstain" with respect to the ratification of the appointment of the independent auditors, and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee, against the ratification of the appointment of the independent auditors and against such other matters, respectively. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. If no specification is made on a duly executed proxy, the proxy will be voted FOR the election of the director nominated by the Board of Directors, FOR the ratification of the appointment of the independent auditors and in the discretion of the persons named as proxies on such other business as may properly come before the meeting or any adjournment or postponement thereof.

                  The Company knows of no other matters to come before the meeting. However, if any other matters properly come before the meeting or any postponement or adjournment thereof, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

                            IV. SHAREHOLDER PROPOSALS

                  Proposals of Shareholders intended to be presented at the 2002 Annual Meeting, currently scheduled to be held on September 5, 2002, must be received by the Company by April 4, 2002 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                  In order for a Shareholder to nominate a candidate for director, under the Company's Bylaws, timely notice of the nomination must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 60 nor more than 90 days before the first anniversary of the preceding year's annual meeting (or between June 8 and July 8, 2002 for the 2002 Annual Meeting); provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then the Shareholder must give such notice not earlier than 90 days prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. In certain cases, notice may be delivered later if the number of directors to be elected to the Board of Directors is increased. The Shareholder filing the notice of nomination must describe various matters as specified in the Company's Bylaws, including such information as name, address, occupation, and number of shares held.

                  In order for a Shareholder to bring other business before a Shareholder meeting, timely notice must be given to the Company within the time limits described above. Such notice must include a description of the proposed business, the reasons therefore and other matters specified in the Company's Bylaws. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Shareholder action in accordance with applicable law. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority. These requirements are separate from and in addition to the requirements a Shareholder must meet to have a proposal included in the Company's proxy statement.

                  In each case the notice must be given to the Secretary of the Company, whose address is 1850 Borman Court, St. Louis, Missouri 63146. Any Shareholder desiring a copy of the Company's Restated Articles of Incorporation, as amended, or Bylaws will be furnished a copy without charge upon written request to the Secretary.

                                  MISCELLANEOUS

                  Even if you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy and vote in person. A postage-paid, return-addressed envelope is enclosed for your convenience. No postage need be affixed if mailed in the United States. Your cooperation in giving this your immediate attention will be appreciated.


                                        By Order of the Board of Directors

                                        /s/ Craig N. Cohen

                                        Craig N. Cohen, Secretary

St. Louis, Missouri
August 2, 2001

                                                                      Appendix A

                                TALX CORPORATION

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by TALX Corporation to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Company's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board. All members shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee member may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may designate a Chair by majority vote of the Committee membership.

MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company's financial statements.

                           RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

                            DOCUMENTS/REPORTS REVIEW

o        Review and update this Charter annually.

o Review the Company's annual financial statements and other financial reports submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by independent accountants.

o Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for purposes of this review.

                             INDEPENDENT ACCOUNTANTS

o Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness. The Committee should approve fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine accountants' independence.

o Review the performance of the independent accountants and recommend, for the full board of directors' approval, any proposed discharge of the independent accountants when circumstances warrant.

o Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

                          FINANCIAL REPORTING PROCESSES

o In consultation with the independent accountants, review the integrity of the Company's financial reporting process, both internal and external.

o Consider the independent accountants' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.


                               PROCESS IMPROVEMENT

o Consider and recommend, for the full board of directors' approval if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent accountants or management.

o Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgment.

o Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

o Review any significant disagreement between management and the independent accountants in connections with the preparation of the financial statements.

o Review with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Board of Directors have been implemented.


                          ETHICAL AND LEGAL COMPLIANCE

o Establish, review and update periodically a Code of Ethical Conduct and ensure the management has established a system to enforce this Code.

o Review management's monitoring of the Company's compliance with the Ethical Code, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

o Review, with the Company's counsel, legal compliance matters, including corporate securities trading policies.

o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

o Perform any other activities consistent with the Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                             PLEASE MARK
                                                             YOUR VOTES AS
                                                             INDICATED IN    [X]
                                                             THIS EXAMPLE

1. Election of One Director for term expiring in 2004.

   Nominee: 01 Craig E. LaBarge

       FOR                    WITHHOLD AUTHORITY
  nominee listed           to vote for the nominee
                                   listed

      [ ]                            [ ]

2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Company for the 2002 fiscal year.


          FOR             AGAINST            ABSTAIN

          [ ]               [ ]                [ ]


The undersigned hereby acknowledges receipt of the 2001 Annual Report to Shareholders and the Notice of said Annual Meeting and accompanying Proxy Statement.

Dated this           day of                 2001
           ---------       -----------------
Signature:
           ------------------------------------
Signature:
           ------------------------------------

Please sign exactly as name(s) appear on this proxy card. (If Stock is owned in joint names, both owners must sign, or if owned by a corporation, partnership or trust this Proxy must be signed by an authorized officer, partner or trustee.) If the address at left is incorrect, please write in the correct information.

STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

PROXY
                               TALX CORPORATION.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William W. Canfield and Richard F. Ford, or either of them, the true and lawful attorneys in fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of TALX CORPORATION (the "Company") to be held on Thursday, September 6, 2001, commencing at 2:00 p.m., St. Louis time, at the St. Louis Marriot West, 660 Maryville Centre Drive, St. Louis, Missouri, and at any postponement or adjournment of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company in the name of the undersigned on July 6, 2001 as specified below and in the discretion of any such person on such other business as may properly come before the meeting and any postponement or adjournment thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL SAID NOMINEES AS DIRECTORS AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         Please sign as registered, date and return promptly in the enclosed envelope to: TALX Corporation, Midtown Station, P.O. Box 938, New York, NY 10138.

             (Continued and to be signed and dated on reverse side)

SEE REVERSE SIDE

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


            YOU CAN NOW ACCESS YOUR TALX CORPORATION ACCOUNT ONLINE.


Access your TALX Corporation shareholder account online via Investor ServiceDirect(SM) (ISD).


Mellon Investor Services LLC agent for TALX Corporation Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

o View account status                   o View payment history for dividends
o View certificate history              o Make address changes
o View book-entry information           o Obtain a duplicate 1099 tax form
                                        o Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

                   STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.

o SSN
o PIN
o Then click on the [ESTABLISH PIN] button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.


                       STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

o SSN
o PIN
o Then click on the [SUBMIT] button

If you have more than one account, you will now be asked to select the appropriate account.

                          STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o Certificate History

o Book-Entry Information

o Issue Certificate

o Payment History

o Address Change

o Duplicate 1099

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME